UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2007

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                      20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In order to comply with the rules of The Nasdaq Stock Market requiring all issuers with securities listed on such market to be eligible to participate in the Direct Registration System, on December 6, 2007, the Board of Directors (the "Board") of PGT, Inc. (the "Company") adopted resolutions approving amendments to the Company's By-Laws (the "By-Laws") permitting the issuance of uncertificated shares of stock so that the Company's common stock is eligible for participation in the Direct Registration System.  A copy of the amended text of the By-Laws is attached hereto as Exhibit 3.1.

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2007, the Board accepted the resignation of Mr. Herman W. Moore III, the Company's Executive Vice President, effective December 31, 2007.

ITEM 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

See Exhibit Index.

Forward-looking Statements

Statements in this report and the attachment and exhibit hereto which are not purely historical facts or which necessarily depend upon future events, including statements about forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to PGT, Inc. on the date this release was submitted.  PGT, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, aluminum prices, and the economy.  PGT, Inc. may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of PGT, Inc.’s most recent annual report on Form 10-K filed with the United States Securities and Exchange Commission.  Consequently, all forward-looking statements in this report and the attachment and exhibit hereto are qualified by the factors, risks and uncertainties contained therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By:	/s/ Mario Ferrucci III
	Name:	Mario Ferrucci III
	Title:	Vice President, Corporate Counsel, and Secretary

Dated:  December 6, 2007

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendments to By-Laws of PGT, Inc.